EXHIBIT 10.iii.(p)

Exhibit A

SIXTH AMENDMENT
TO THE
IMC GLOBAL INC. 1988 STOCK OPTION AND AWARD PLAN

WHEREAS, IMC Global Inc. (the "Company") has established and currently maintains the IMC Global Inc. 1988 Stock Option and Award Plan, as amended and restated effective October 19, 1995, and as further amended (the "Plan"); and

WHEREAS, the Company has determined that it is advisable to amend the Plan in certain respects;

NOW, THEREFORE BE IT RESOLVED, that pursuant to the power of amendment set forth in Section XIII of the Plan, the Plan is hereby amended as follows:

1. The first paragraph of Section II is hereby amended by adding a new sentence immediately the following the end of such paragraph as follows:

Notwithstanding anything in the Plan to the contrary, subject to subsection (b) of Section III of this Plan, neither the Board of Directors, nor the Committee nor any delegate of either of them shall reprice any option or stock appreciation right outstanding under the Plan by amending the terms of any such outstanding option or stock appreciation right in order to reduce the purchase price of such option or the base price of such stock appreciation right, as the case may be, or by canceling any such outstanding option or stock appreciation right for the purpose of regranting a new option or stock appreciation right at a lower purchase price or base price, as applicable.

2. The second sentence of subsection (a) of Section III is hereby amended by deleting the number "11,700,000" and replacing it with the number "17,400,000."

3. Section XV is hereby amended by deleting the percentage "15%" set forth in clause (i) of subsection (a) of such Section and replacing it with the percentage "20%".

IN WITNESS WHEREOF, IMC Global Inc. has caused this amendment to be executed by its officers this ___ day of __________, 2001.

(corporate seal)                                                                 IMC GLOBAL INC.

                                                                                         By:_______________________

ATTEST:

By:________________________